Chambers Street™

Investor Presentation

September 2014


2400
THE CLOROX COMPANY
2004 - 2014
10th
ANNIVERSARY

Forward Looking Statements

This presentation may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving and maintaining corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other of our documents that are on file with or furnished to the SEC. Any forward looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.

The Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Credit ratings may not reflect the potential impact of risks relating to our structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency's rating should be evaluated independently of any other agency's rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Note: Unless otherwise noted, the information in this presentation represents our portfolio as of June 30, 2014 and includes our consolidated and unconsolidated properties with square feet included at 100% and dollar amounts included at our 80% pro rata share for our Duke, European & UK joint ventures.

Company Highlights





High quality net lease focused industrial and office portfolio

Diversified tenant base with strong credit profile and stable occupancy

Well-supported monthly dividend

Conservative balance sheet provides capacity to grow

Experienced management team and shareholder-aligned corporate governance

High Quality Portfolio

	Industrial	Office	Total
# of Properties	73	55	128
Net Rentable Square Feet (mm)	27.0	8.8	35.8
% of Total QTD NOI	39.3%	60.7%	100.0%
% Triple Net Single-Tenant (1)	92.9%	66.7%	77.0%
Average Age (years) (2)	8	13	11
% Leased (3)	95.7%	96.4%	95.9%
Remaining Lease Term (years) (2)	6.9	6.6	6.7


amazon.de
amazon.de





Note: Does not include one retail property that was sold as of 7/23/14.
(1) Weighted by QTD NOI. See Non-GAAP supplemental financial measures: NOI in our quarterly report on Form 10-Q for the period ended 6/30/14. (2) Average weighted by approximate total acquisition cost. (3) Weighted by rentable square feet.

Domestic Portfolio: 114 Properties in 20 States



Minneapolis
Chicago
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Baltimore
Washington, DC Metro
Denver
Kansas City
Indianapolis
Columbus
Cincinatti
East Bay
Nashville
Winston-Salem
Charlotte
Raleigh
Spartanburg
Atlanta
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Jacksonville
Houston
Orlando
Tampa
Fort Lauderdale
Chambers Street properties
Chambers Street offices

European Portfolio:
14 Properties in 3 Countries

- Approximately 11.3% of total portfolio (1)
- Strategically located in Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties
  - 5.7 year weighted average age (1)

Property Type	# of Properties	Amount (2)	% of European Portfolio
Industrial	12	$318.9	85.7%
Office	2	53.4	14.3%
Total	14	$372.3	100.0%
Debt		122.4	32.9%
Equity		$249.9	67.1%


EUROPE
United Kingdom
South Normanton
Coventry
Rugby
Reading
Northampton
Hamburg
Bremen
Germany
Rhine-Ruhr
Lille
Frankfurt
Munich
France
Chambers Street properties

Note: Does not include one retail property that was sold as of 7/23/14.
(1) By acquisition cost.
(2) $ in millions, based on acquisition cost.

Geographic Diversification

Strong presence across the United States as well as in France, Germany and the UK

Top 5 markets represent less than 46% of the portfolio

No market represents more than 16% of the portfolio


New Jersey
Including NYC Metro
15.1%
Florida
8.9%
Texas
8.3%
Germany
6.5%
Ohio
6.2%
South Carolina
5.7%
Virginia
5.6%
Arizona
5.4%
California
4.4%
Minnesota
4.3%
United
Kingdom
4.3%
Other
25.3%

Note: Based on total acquisition cost.

Chambers Street™

High-Quality Tenants

Raytheon

amazon

THE CLOROX COMPANY

Whirlpool® Home Appliances

JPMorgan Chase & Co.

COMCAST

Lord Abbett®

ConAgra Foods® Food you love

Deloitte.

Eisai

Tenant Credit Ratings

More than 54% investment grade rated

Top 15 tenants represent less than 44% of total annualized base rent


Not Rated
36.3%
Investment Grade
54.6%
Non-Investment Grade
9.1%

Note: Based on credit ratings of our tenants, their guarantors, or their parent companies. Percentages weighted by annualized base rent.

Tenant Industry Diversification

Nationally recognized tenants in 24 distinct industries

Attractive mix of growth industries including Internet Retail and Logistics & Distribution

Limited concentration – no industry represents more than 14% of annualized base rent



Financial Services 13.2%
Pharmaceutical and Healthcare Realted 11.4%
Consumer Products 10.8%
Internet Retail 9.8%
Defense and Aerospace 5.5%
Logistics Distribution 5.0%
Telecommunications 4.6%
Insurance 4.0%
Government 3.9%
Education 3.5%
Food Service & Retail 3.4%
Other 24.9%

Note: Based on annualized base rent.

Industrial Portfolio: Representative Investments

Chambers Street™

Millers Ferry Road – Dallas, TX


Whirlpool

Acquisition Cost (Date)	$40.4 MM (Jun. 2011)
SF / Leased	1,020,000 / 100%
Tenant	Whirlpool (S&P: BBB)

Langenbach – Munich, Germany


DSV

Acquisition Cost (Date)	$18.6 MM (Oct. 2010)
SF / Leased	225,000 / 100%
Tenant	DSV

Midwest Commerce Center – Kansas City, KS


Coleman

Acquisition Cost (Date)	$63.0 MM (Aug. 2012)
SF / Leased	1,107,000 / 100%
Tenant	The Coleman Company (S&P: BB)

Buckeye Logistics Center – Phoenix, AZ


amazon.com

Acquisition Cost (Date)	$52.8 MM (June 2008)
SF / Leased	1,009,351 / 100%
Tenant	Amazon (S&P: AA-)

AllPoints Midwest – Indianapolis, IN



Acquisition Cost (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,000 / 100%
Tenant	Prime Distribution

140 Depot Street – Boston, MA


BEST BUY

Acquisition Cost (Date)	$19.0 MM (Jul. 2009)
SF / Leased	238,370 / 100%
Tenant	Best Buy (S&P: BB)

Note: Credit ratings of our tenants, their guarantors or parent companies.

Industrial Portfolio: Near Major Logistics Corridors



UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Denver
Kansas City
Indianapolis
Columbus
Cincinnati
Baltimore
Charlotte
Winston-Salem
Spartanburg
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Savannah
Houston
Jacksonville
Tampa
United Kingdom
Nottingham
Northampton
Rugby
Felixstowe
Hamburg
Bremen
Germany
Rotterdam
Rhine-Rur
Lille
Frankfurt
Munich
France
Chambers Street industrial properties
Major ports
Intermodal facilities
Major rail & freight corridors

Chambers Street™

Office Portfolio: Representative Investments

Crest Ridge Corporate Center – Minneapolis, MN


syngenta

Acquisition Cost (Date)	$28.4 MM (Aug. 2009)
SF / Leased	116,338 / 100%
Tenant	Syngenta (S&P: A+)

5160 Hacienda Drive – East Bay, CA



Acquisition Cost (Date)	$38.5 MM (Apr. 2010)
SF / Leased	201,620 / 100%
Tenant	Carl Zeiss Meditec

Aspen Corporate Ctr; Nashville, TN



Acquisition Cost (Date)	$29.9 MM (Sept. 2008)
SF / Leased	180,147 / 100%
Major Tenant	Verizon (S&P: BBB+)

Weston Pointe IV – Fort Lauderdale, FL



Acquisition Cost (Date)	$22.6 MM (Mar. 2011)
SF / Leased	96,175 / 100%
Major Tenant	U.S. General Services Administration (S&P: AA+)

100 Kimball Drive – Northern NJ



Acquisition Cost (Date)	$60.3 MM (Dec. 2010)
SF / Leased	175,000 / 100%
Tenant	Deloitte LLP

The Atrium I – Columbus, OH


Nationwide

Acquisition Cost (Date)	$45.1 MM (Mar. 2013)
SF / Leased	315,102 / 100%
Major Tenant	Nationwide Mutual Insurance (S&P: A+)

Note: Credit ratings of our tenants, their guarantors or parent companies.

Office Portfolio:
Near Major Population Centers



UNITED STATES
EUROPE
Minneapolis
Chicago
Columbus
Cincinatti
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Washington, DC Metro
East Bay
San Diego
Phoenix
Dallas
Houston
Nashville
Raleigh
Atlanta
Orlando
Tampa
Fort Lauderdale
United Kingdom
Coventry
Reading
Chambers Street office properties
Major MSA population centers

Source: US Census Bureau and Eurostat.

Track Record of Disciplined Growth

$3.4 billion portfolio primarily consisting of net lease industrial and office properties

Total Portfolio Size



$4,000
3,200
2,400
1,600
800
July 23, 2014, exited retail with sale of Maskew Retail Part in Peterborough, UK for $63 million
July 31, 2014, acquired 1 Rocket Road in Hawthorne, CA for $46.7 million
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
6/30/14

Note: $ in millions. Total portfolio size is based on cumulative acquisition cost.

Chambers Street™

Leasing & Expansions

Leasing

- Executed 10 leases during the second quarter of 2014, representing over 677,000 rentable square feet
  - Including approximately 623,000 rentable square feet of renewals, and new leases for previously leased space, with an average increase in annualized base rent over corresponding prior leases of:
    - 9.1% on a cash basis
    - 21.6% on a GAAP basis
- The portfolio was 95.9% leased as of June 30, 2014

Expansions

- Delivered for occupancy an expansion at Lille-Douai Distribution Center near Lille, France of approximately 126,000 rentable square feet
- Executed an agreement to expand 22535 Colonial Parkway with Det Norske Veritas of approximately 47,000 square feet
  - Completion expected in 2015

Second Quarter 2014 Financial Highlights

Chambers Street has a well-supported monthly dividend

Core FFO/Share [(1)]	$0.17
AFFO/Share [(1)]	$0.16
Declared Distributions/Share	$0.126 *Annualized: $0.504*
Core FFO Payout Ratio	74%
AFFO Payout Ratio	78%

(1) See Non-GAAP supplemental financial measures: FFO, Core FFO and AFFO in our quarterly report on Form 10-Q for the period ended 6/30/14.

Balance Sheet
Positioned to Support Growth

Maintaining modest leverage as an investment grade rated, primarily unsecured borrower



Unsecured Credit Facility 4.9%
Unsecured Term Loans 16.4%
Equity 55.0%
Secured Debt 23.7%

	6/30/14
Share Price (1)	$8.04
Shares	236,988
Total Equity	$1,905,380
Secured Debt	$823,651
Unsecured Term Loans	570,000
Unsecured Credit Facility	170,044
Total Pro Rata Debt	$1,563,695
Total Capitalization	$3,469,075
Cash	(55,588)
Enterprise Value	$3,413,487
Net Debt / Annualized EBITDA	6.7x
Debt / Total Capitalization	45.1%
Net Debt / Enterprise Value	44.2%

Credit Ratings

Standard & Poor's: BBB- (stable) Moody's: Baa3 (stable)

Note: Amounts in thousands, except per share figures.
(1) Closing share price on the NYSE on 6/30/14.

Scheduled Debt Maturities

Well laddered debt maturity schedule –
Approximately 4.7 years of weighted average remaining term

	Amount	Interest Rate (1)(2)	Remaining Term (1)(3)
Fixed Interest Rate	$1,394	4.14%	4.71
Floating Interest Rate	170	1.45%	3.54
Total	$1,564	3.85%	4.69



$1,600
1,400
1,200
1,000
800
600
400
200
$44
$150
$135
$117
$570
$170
$378
2014(4)
2015
2016
2017
Thereafter
Secured Debt
Unsecured Credit Facility
Unsecured Term Debt

Note: $ in millions. (1) Weighted average. (2) The $850 million unsecured revolving credit facility is also subject to a facility fee of 0.30% per annum.
(3) In years. (4) Includes only the last 6 months of 2014.

Chambers Street™

Conclusion





High quality net lease focused industrial and office portfolio

Diversified tenant base with strong credit profile and stable occupancy

Well-supported monthly dividend

Conservative balance sheet provides capacity to grow

Experienced management team and shareholder-aligned corporate governance

Chambers Street™

2004 - 2014
10th ANNIVERSARY

Chambers Street Properties

47 Hulfish Street, Suite 210
Princeton, NJ 08542-3706

609 683-4900

www.ChambersStreet.com